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                              FIRST QUARTER REPORT
                                   (Unaudited)
                                 --------------
                                January 31, 1996






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Dear Fellow Shareholders:

At January 31, 1996, the unaudited net asset value attributable to the 16,531,701 common shares outstanding of Third Avenue Value Fund, Inc. ("TAVF", or the "Fund") was $22.05. This compares with net asset values, as adjusted for subsequent distributions, of $16.86 per share at January 31, 1995; and $20.98 per share at October 31, 1995. At February 13, 1996, the unaudited net asset value was $22.53 per share.

QUARTERLY ACTIVITY
The most important happening during the first quarter of fiscal 1996 was the acquisition by the Fund of $52,800,000 principal amount of unsecured obligations of Kmart Corp. ("Kmart"). These obligations encompass Kmart Trade Payables and Kmart Debentures (together "Kmart Credits"). Portfolio changes during the first quarter were as follows:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$52,800,000                         Kmart Credits

41,000 shares                       American Physicians Service
                                    Group, Inc. Common Stock
                                    ("APS Common")

100,000 shares                      Analogic Corp. Common Stock
                                    ("Analogic Common")

25,000 shares                       Electroglas Inc. Common Stock
                                    ("Electroglas Common")

62,500 shares                       First Colorado Bancorp, Inc.
                                    Common Stock ("FCB Common")

114,700 shares                      Sequoia Systems, Inc. Common
                                    Stock ("Sequoia Common")

120,000 shares                      United Coasts Corp. Common Stock
                                    ("United Coasts Common")

47,000 shares                       Vertex Communications Corp.
                                    Common Stock ("Vertex Common")


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PRINCIPAL AMOUNT OR
NUMBER OF SHARES                    POSITIONS ACQUIRED AND ELIMINATED

250,000 shares                      Kmart Corp. Common Stock
                                    ("Kmart Common")
                                    INCREASES IN EXISTING POSITIONS

12,600 shares                       Acuson Corp. Common Stock
                                    ("Acuson Common")

55,000 shares                       Carver Federal Savings Bank Common
                                    Stock ("Carver Common")

58,000 shares                       Evans & Sutherland Computer Corp.
                                    Common Stock ("ESCC Common")

335,800 shares                      Financial Security Assurance
                                    Holdings Ltd. Common Stock ("FSA
                                    Common")

35,000 shares                       H.B. Fuller Co. Common Stock
                                    ("Fuller Common")

50,000 shares                       Legg Mason Inc. Common Stock
                                    ("Legg Mason Common")

25,000 shares                       Perini Corp. Common Stock
                                    ("Perini Common")

22,300 shares                       Piper Jaffray Companies Inc.
                                    Common Stock ("Piper Common")

243,438 shares                      Progressions Health Systems, Inc.
                                    Common Stock ("Progressions
                                    Common")
                                    POSITIONS ELIMINATED

3,200 shares                        EVEREN Capital Corp. Series A
                                    Preferred Stock ("EVEREN
                                    Preferred")

58,000 shares                       Applied Immune Sciences, Inc.
                                    Common Stock ("Applied Immune
                                    Common")

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PRINCIPAL AMOUNT OR
NUMBER OF SHARES                    POSITIONS ELIMINATED (CONTINUED)

500,000 shares                      Capital Guaranty Corp. Common
                                    Stock ("Cap Guaranty Common")

100,000 shares                      GP Financial Corp. Common Stock
                                    ("GP Common")

100,000 shares                      Kemper Corp. Common Stock
                                    ("Kemper Common")

191,200 shares                      Kentucky Medical Insurance Co.
                                    Common Stock ("KMI Common")

150,000 shares                      Price Enterprises, Inc. Common
                                    Stock ("Price Common")

571,429 units                       UnionFed Financial Corp. Warrants
                                    POSITIONS REDUCED

$313,671                            Eljer Industries, Inc. Bank Debt
                                    ("Eljer Bank Debt")

$57,720                             Olympia & York Maiden Lane
                                    Finance Corp. Secured Notes
                                    ("O&Y Notes")

805,900 shares                      Charming Shoppes, Inc. Common
                                    Stock ("Charming Common")

34,083 shares                       LaSalle Re Limited Common Stock
                                    ("LaSalle Common")

The acquisitions of common stock positions in Acuson, APS, Analogic, Electroglas, ESCC, Sequoia and Vertex were part and parcel of the Fund's attempts to build up its portfolio of equity interests in high tech issuers which seem to be extremely well financed; which we believe have reasonably good long-term growth prospects; and where the prices paid by TAVF for the common stocks simulate, at least as measured by premiums over book value, the prices that would be paid by first stage venture capitalists financing such companies AB INITIO.

FCB Common and Carver Common are both small depository institutions, both are extremely well capitalized, and the Fund was able to acquire common stock positions at meaningful discounts from book value. GP Common was sold after that bank concluded a large-sized acquisition at a price that represented a very

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substantial  premium over  tangible  asset  value.  GP is  attempting  to expand aggressively in the "low doc" and "no doc" home mortgage business outside its home New York market.

United Coasts is expected to be merged with its parent, ACMAT Corp., probably in the second or third quarter of calendar 1996. The acquisition of United Coasts Common ought to permit TAVF to expand its position in ACMAT Class A Common Stock ("ACMAT Common") at a price that represents a discount from trading prices for ACMAT Common. Progressions Common is a "penny stock" where the Fund probably will never be able to accumulate a meaningful position. The purchase of small, additional positions in the common stocks of Fuller, Legg Mason, Perini and Piper took place as shares were offered to us on the bid sides of their markets. I'm slightly nervous about Perini's inability to turn an operating profit so far, and Piper's litigation/arbitration problems are disconcerting. But both issues remain fairly attractive for TAVF--safe and cheap.

EVEREN Preferred was an insignificant holding received as part of the consideration involved in the takeover of Kemper Corp. The O&Y and Eljer reductions reflect pay downs of the O&Y Notes and Eljer Bank Debt. Cap Guaranty was acquired by FSA during the quarter, in what was essentially an exchange of stock transaction. This transaction resulted in the elimination of the Fund's holdings of Cap Guaranty Common as well as the increase in TAVF's holdings of FSA Common. LaSalle Re went public during the quarter. The Fund participated with other original shareholders and sold a portion of its common stock position in the initial public offering.

The environment for retailers in the US is probably as dismal as it has been since the 1930's. I made the policy decisions that the Fund ought to concentrate its retail holdings only in the common stocks of companies with exceptionally strong finances--Sbarro, Inc. and Weis Markets, Inc.--and that where issuers did not have impeccable finances, investments ought to be restricted to senior debt instruments--Kmart Credits. TAVF, therefore, eliminated its positions in Charming Common (completed subsequent to the end of the quarter), Kmart Common and Price Common. It is likely that Charming Common and Kmart Common were cheap at the prices at which they were sold by the Fund; however, they did not appear to be safe enough given the prospects that lots of things conceivably could go wrong in 1996 and/or 1997. The sale of Price Common may well prove to have been a mistake in that this shopping center company is reasonably well-financed.

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Applied  Immune  Common,  Kemper Common and KMI Common were each risk  arbitrage situations which worked out as planned. Each common stock was converted to cash in merger and/or acquisition transactions.


THE REASONING BEHIND THE ACQUISITION OF KMART CREDITS
The US economy in the past 20 to 25 years has been characterized by industry after industry going through difficult periods that, for the particular industry at the time of difficulty, were as bad as, or worse than, anything experienced by them during the Great Depression of the 1930's. Need I point out the economic traumas in the last twenty years visited upon, among others, the energy industry, real estate, savings and loans, commercial banks, automobiles, steel, aluminum, machine tools, row crops and airlines.

A factor that distinguishes the 1980 to 1996 industry depressions from the 1930's is that in modern times, the depressions were self-contained, and confined to particular industries without a domino effect. The severe downturn in energy demand, and energy prices, after 1982, for example, did not lead to a draconian drop in Gross Domestic Product ("GDP"), although by some measures, energy and related activities had accounted for almost 10% of GDP.

Retailing is now experiencing just such a devastating depression. The country is overstored; consumers in general have piled up much too much debt; and large numbers of retail chains are unsoundly financed with heavy debt loads, owing financial institutions, trade vendors and landlords. A huge number of retailing companies have recently sought relief from creditors by filing under Chapter 11 or Chapter 7 of the Bankruptcy Code, including Barneys, Jamesway, Merry Go Round, Bradlees, Caldors and Ames. Many more seem bound to seek such relief in 1996. In addition, over the long term, there may well be dramatic changes in consumer shopping when, as and if interactive shopping in cyberspace replaces, in part, in-person store shopping.

TAVF, and a previous fund also managed by the Adviser, have fared well by acquiring securities of companies at the very time that these companies were going through economic hard times. Indeed, these purchases generally were made when immediate outlooks were quite bleak as, for example, the purchase of secured bank debt issued by an oil service company in 1986 and 1987; the acquisition of real estate common stocks and depository institution common stocks in 1991 and 1992; the purchase of title insurance common stocks in 1994; and even the acquisition of derivative instruments--inverse floaters--in late 1994 and early 1995.
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The strategy for faring well with the  acquisition  of  securities  of companies operating in ultra-depressed industries, or which, like Kmart also had troubles unique to themselves, was twofold: restrict the ownership of such securities to the common stocks of issuers which had exceptional financial strength and staying power; or else own only those debt instruments which were senior enough so that in the event of a reorganization, either in Chapter 11 or out of court, those credit instruments would be likely to work-out profitably compared with the Fund's cost to acquire the credits. For practical purposes, Kmart Credits are currently the most senior issue of Kmart.

Kmart is a monster-sized discount retailer operating approximately 2,500 stores in all 50 US states, Puerto Rico and Canada; in addition, the Company has interests in retailing operations in Mexico, the Czech Republic, Slovokia and Singapore. Its retail facilities consist mostly of stand-alone "big boxes" of 100,000 or more square feet, of which about 70% are six years old or less, or have been extensively refurbished since 1990. Under prior management--new management has been in place since mid-1995-- Kmart appears to have been dreadfully managed.

Annual Kmart revenues exceed $30 billion. Long-term debt, virtually all unsecured, is around $2 billion. Trade accounts payable and notes payable, both unsecured, probably approximate $3 billion during the low post-Christmas inventory period. Stated stockholder equity is well over $5 billion. Minimum lease rentals payable over the next 25 years, or so, probably aggregate $14 billion.

TAVF owns nine different Kmart Credits, one of which is a pool of trade payables, and eight of which are debentures each of which are governed by the same Trust Indenture. 57% of the principal amount of Kmart Credits acquired by TAVF mature within the next 15 months; 20% in two years to ten years; and 23% in 26 and 27 years. The average price paid by the Fund for the Kmart Credits was 74% of the principal amount of claim. The indicated Yield To Maturity ("YTM") for the Kmart Credits was around 18%. This YTM compares with the YTM for the Standard & Poor's Bond Yield Index for Industrial Issues rated BB (the rating of Kmart Credits) of 9%. Except in the case of zero coupon bonds, YTM is an artificial calculation, because of the assumptions about the reinvestment of interest payments. However, YTM is an essential tool for comparing yields between, and among, different credit issues. The Fund's YTM for the Kmart Credits it holds was, at the times of acquisition, about twice that of the most comparable index.

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If Kmart were to seek relief under Chapter 11, and if, as seemed highly  likely, the Kmart Credits were to participate in the reorganization rather than be reinstated, the key number to focus on in measuring return would be the dollar price, I.E., 74% of the principal amount of claim. On the other hand, if the Kmart Credits were to continue to be performing loans, the key number to focus on is YTM, I.E., 18%.

At the times of acquisition by TAVF, mostly December 1995, I really did not have a good judgment as to whether or not Kmart would seek relief from creditors under Chapter 11. Whether or not Kmart would have to seek Chapter 11 relief really bottomed directly on whether or not Kmart would continue to have access to capital markets rather than specifically on how the business performed. Now a Chapter 11 seems relatively unlikely. Rather, Kmart seems to have good prospects for marketing a new issue of $500 million to $800 million of subordinated convertibles, which would result in all issues held by the Fund benefiting from a material credit enhancement.

The one thing I had a strong judgment about at the time the Fund purchased Kmart Credits was that if Kmart did file for Chapter 11 relief, the creditors in the reorganization would receive new securities with a value at least equal to the principal amount or, more likely, a value equal to the principal amount plus accrued interest. Assuming a 1 1/2 year Chapter 11 case filed in January 1996, at the end of which the principal amount would be paid on the Kmart Credits, the Fund would earn an annualized return of around 22%. Assuming a one year case, and a return of principal plus 6% interest, TAVF's return would be 43%. While unsecured creditors are not, as a matter of law, entitled to post-petition interest, it is hard for me to see how Kmart Credits would be denied post-petition interest as a practical matter if, in the Reorganization Plan, any values were to be given to the existing Kmart Common.

In a reorganization, the values to be paid on Kmart Credits would be in new issues of the reorganized Kmart, including new unsecured credits, and probably new Kmart Common. Indeed, old Kmart creditors might well end up the control shareholders of a reorganized Kmart, if that is what it would take in reorganization value to obtain for Kmart Credits a value approximating the principal amount of the claims of creditors.

A potential Kmart reorganization would be one of the more simple ones. For practical purposes, there is only one class of creditors "similarly situated"--that is, the unsecured creditors and lease obligations. Insofar as lease obligations are rejected in a Chapter 11, the landlords mostly would

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become unsecured creditors entitled, at the maximum, to three years unpaid rent.
Kmart at present has no material secured debt; and no subordinate debt outstanding.

Retail reorganizations under Chapter 11 tend to be relatively easy to do (compared with many other businesses) and Kmart strikes me as one of the easiest. In essence, Kmart consists of, say, 2,500 separate businesses (each store), some good, some bad. The reorganization process would give Kmart a way to get out of the bad businesses at minimal cost through disaffirming leases where the maximum obligations would be three years unpaid rents. In addition, conducting GOB, Going Out of Business, sales in stores to be closed might generate substantial amounts of cash. Kmart might emerge from the reorganization process well-financed, operating in its most profitable, say, 1,800 to 2,000 stores.

There could also be considerable value for Kmart if Kmart were to sublease various stand alone "big boxes" - in such cases, these stores would be operated in the future as, perhaps, "Home Depot", "Toys R Us", or even "Wal-Mart". "Big boxes" are the one type of retail real estate where demand continues to be good.

If Kmart Credits remain performing loans, I think the prospects are fairly good that returns to the Fund will be better than an 18% YTM. TAVF, in that instance, might look forward to a "yield to an improved credit rating", something that might result in substantial capital appreciation for the longer term Kmart Credits held.

If Kmart were to seek Chapter 11 relief, there are quite a number of risks, or unpredictables, that TAVF would face. I'd enumerate them as follows:

          1) There are huge market risks. A number of institutional investors have told me that they think I'm probably right about the workout values for Kmart Credits, but they think they will acquire them a lot cheaper if Kmart files. They would not buy just yet. Put otherwise, the Kmart Credits for which the Fund paid 74% might become available at, say, 40% or 45%.
          2) Kmart might just dawdle along for a few years with its credit rating gradually deteriorating as the Company goes deeper and deeper into debt, with most of the new debt being secured and effectively senior to the Kmart Credits. There are virtually no covenant protections for the Kmart Credits.
          3) In a Reorganization Plan, the proponent of the Plan might attempt to reinstate long-term, low coupon, Kmart Credits rather than have

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          such  instruments  participate in the  Reorganization.  If reinstated, these Kmart Credits would remain intact as is, back interest would be paid and probably the equivalent of interest on interest. The appreciation potential of these Kmart Credits which were reinstated would be materially less than would be the case if the Kmart Credits
          participated  in  the   Reorganization.   Since,  for   reorganization
          purposes, all Kmart Credits are "similarly situated", it seems unlikely that a portion of such Kmart Credits could be chosen to participate while others would be chosen for reinstatement.
          4) $25 million of the Fund's $52.8 million of Kmart Credits represent an interest in trade account payables. In a reorganization, trade creditors might have a different agenda than TAVF in that it might be much more important to the trade to keep shipping to Kmart rather than pressing for full payment of their claims.
          5) There is really no way of knowing how long a Chapter 11 Case will last. Time would become excruciatingly important insofar as a holder of Kmart Credits were not to receive post-petition interest or the claim were to be paid less than in full.
          6) The full value that I expect would be paid on the Fund's holdings of Kmart Credits is a reorganization value, not a market value. The differences between reorganization value and market value tend to be quite small insofar as the securities issued in a reorganization are new debt securities. However, the differences in common stock prices can be huge. For example, say that in a Reorganization Plan, the reorganization value for a new issue of Kmart Common, backed by an Investment Banker's opinion, is deemed to be $10 per share. This might not prevent initial market prices for the common stock from reflecting a trading value of $3 or $5 or $6.

When all is said and done, I just don't think the commitment to Kmart Credits is a high risk venture for the Fund as measured by investment, as distinct from market, risk. One of the important safety factors is that it tends to be a lot easier for trained analysts to deal in credits because so many of the variables revolve around understanding precise contract rights rather than predicting economic and financial outlooks.

While TAVF may have acquired its Kmart Credits on an attractive basis for the Fund, it also was helpful to the sellers of Kmart Credits who tended to have

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different  agendas than TAVF.  The different  agendas for these other  investors seem to encompass the following:

          1) Investors unwilling to take market risk;
          2) Investors required to sell securities which are no longer rated investment grade;
          3) Investors unable to hold debt securities where cash service might be interrupted;
          4) Investors, such as factors owning trade payables from retailers, who need portfolio insurance or diversification given the huge number of insolvencies, and near insolvencies, in the retail community.

An additional safety factor to consider is that the Kmart Credits are extremely unlikely to ever be wiped-out. Suppose I am way off base about the economic values inherent in Kmart and that I completely misread what is to happen in a Kmart reorganization. Even so, considerable value ought to be left for Kmart Credits, even if substantially less than 74% of principal. Kmart Common, on the other hand, could well become a wipe-out. I think there is a tendency in the financial community to reason that if Kmart Common is high risk, then IPSO FACTO, Kmart Credits are high risk. This is just not reality.

Finally, the investment in Kmart Credits certainly ought to be market neutral, even more so than many other securities in the TAVF portfolio. How the Fund fares with the Kmart Credits ought to be a function of how Kmart fares and not a function of what happens to the Dow-Jones Industrials or other indices. Perhaps the Kmart Credits ought to be viewed as hedging TAVF against general market risk.

DIVERSIFICATION
Despite the major commitment to Kmart Credits, the Fund remains well diversified. A principal reason for retaining me as a money manager is to have TAVF make large investments in situations when conservative analysis indicates that securities such as Kmart Credits are safe and cheap. However, neither in

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Kmart,  nor in any other  situation,  will the Fund  commit so much money to one situation as to "bet the company." The principal elements of the Fund's portfolio at January 31, 1996, accounting for about 2/3 of net assets, were as follows:

ASSET CLASS                           PERCENT OF NET ASSETS
-----------                           ---------------------
Cash & Equivalents                           18.9%
High Tech Common Stocks                      15.7
Broker/Dealer-Money Manager
Common Stocks                                10.9
Kmart Credits                                10.5
Financial Insurance Common Stocks            10.0

I will write you again when we publish the report for the quarter to end April 30, 1996.


Sincerely yours,


/s/ Martin J. Whitman


Martin J. Whitman
Chairman of the Board
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                          THIRD AVENUE VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                       PRINCIPAL                                                                   % OF
                        AMOUNT ($)   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
BANK DEBT - 4.25%
Oil                      1,889,887   Cimarron Petroleum Corp. (c) (d)            $ 1,909,112      0.52%
                                                                                 -----------
Plumbing Fixtures       13,993,025   Eljer Industries, Inc. (c) (e)               13,573,234      3.73%
                                                                                 -----------
                                     TOTAL BANK DEBT (Cost $14,694,941)           15,482,346
                                                                                 -----------
---------------------------------------------------------------------------------------------------------
BONDS - 11.19%
Membership Sports &      2,891,000   USTrails Inc., Secured Notes 12%,
Recreation Clubs                      07/15/98                                     1,980,335      0.54%
                                                                                 -----------
Real Estate                958,997   Olympia & York Maiden Lane Finance Corp.,
                                     Secured Notes 10.375%, 12/31/95 *               445,933      0.13%
                                                                                 -----------
Retail                  25,000,000   Kmart Trade Claims, 1/22/97 (c)              19,920,000
                         3,350,000   Kmart Corp., 8.61%, 4/10/97                   2,617,187
                           800,000   Kmart Corp., 8.56%, 4/21/97                     625,000
                           850,000   Kmart Corp., 8.54%, 5/08/97                     664,062
                         1,400,000   Kmart Corp., 9.55%, 6/30/98                   1,093,750
                         8,000,000   Kmart Corp., 7.77%, 7/02/02                   5,240,000
                         1,000,000   Kmart Corp., 8.125%, 12/01/06                   652,500
                         3,000,000   Kmart Corp., 8.375%, 7/01/22                  1,826,250
                         9,400,000   Kmart Corp., 7.95%, 2/01/23                   5,722,250
                                                                                 -----------
                                                                                  38,360,999     10.52%
                                                                                 -----------
                                     TOTAL BONDS (Cost $42,342,027)               40,787,267
                                                                                 -----------
---------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS - 3.93%
                         2,058,631   Federal National Mortgage Association
                                     Collateralized Mortgage Obligation,
                                     Series 1993-129 S, Inverse Floater
                                     4.54157% due 8/25/08 (f)                      1,454,320
                         2,889,650   Federal Home Loan Mortgage Corp.
                                     Collateralized Mortgage Obligation,
                                     Series 1635  K, Inverse Floater
                                     5.23633% due 12/15/08 (f)                     1,939,909


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                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                         PRINCIPAL                                                                   % OF
                         AMOUNT($)   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS (CONTINUED)
                         6,600,000   Federal National Mortgage Association
                                     Collateralized Mortgage Obligation,
                                     Series 1993-229 SB, Inverse Floater
                                     4.77036% due 12/25/08 (f)                   $ 4,248,552
                           300,000   Federal National Mortgage Association
                                     Collateralized Mortgage Obligation,
                                     Series 1993-221 SG, Inverse Floater
                                     3.077% due 12/25/08 (f)                         189,750
                         3,000,000   Federal National Mortgage Association
                                     Collateralized Mortgage Obligation,
                                     Series 1994-13 SM, Inverse Floater
                                     6.95816% due 2/25/09 (f)                      2,220,480
                         2,683,270   Federal National Mortgage Association
                                     Collateralized Mortgage Obligation,
                                     Series 1994-13 SK, Inverse Floater
                                     6.3585% due 2/25/09 (f)                       1,786,333
                         5,000,000   Federal Home Loan Mortgage Corp.
                                     Collateralized Mortgage Obligation,
                                     Series 1518 G, Inverse Floater
                                     3.71% due 5/15/23 (f)                         2,482,800
                                                                                 -----------
                                     TOTAL GOVERNMENT AGENCY BONDS
                                     (Cost $11,264,253)                           14,322,144       3.93%
                                                                                 -----------
                            SHARES
                          OR UNITS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS AND
LIMITED PARTNERSHIP UNITS - 61.84%
Annuities & Mutual Fund    150,000   SunAmerica Inc.                               7,387,500      2.03%
                                                                                 -----------
Management & Sales
Business Development        43,200   Capital Southwest Corp.                       2,386,800      0.65%
Companies                                                                        -----------


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                                     [LOGO]

                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                            SHARES                                                                   % OF
                          OR UNITS   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS AND LIMITED PARTNERSHIP UNITS (CONTINUED)
Cogeneration Services &    176,900   Destec Energy, Inc. (b)                     $ 2,189,137      0.60%
                                                                                 -----------
Small Power Producers
Computer &                  95,000   Apple Computer, Inc.                          2,624,375
Office Equipment            55,000   Cray Research, Inc. (b)                       1,375,000
                           195,000   Digital Equipment Corp. (b)                  14,113,125
                                                                                 -----------
                                                                                  18,112,500      4.97%
                                                                                 -----------
Contract Construction      166,900   Perini Corp. (b)                              1,376,925      0.38%
                                                                                 -----------

Depository Institutions     26,500   Astoria Financial Corp.                       1,301,812
                            80,000   Carver Federal Savings Bank (b)                 660,000
                            62,500   First Colorado Bancorp, Inc. (c)                757,812
                           149,227   Glendale Federal Bank                         2,499,552
                            53,480   Glendale Federal Bank Warrants (b)              381,045
                            10,000   Letchworth Independent Bancshares Corp.         305,000
                            10,000   Letchworth Independent Bancshares Corp.
                                     Warrants (b)                                     75,625
                            34,783   People's Heritage Financial Group, Inc.         695,660
                            80,000   Security Capital Corp. (b)                    4,680,000
                                                                                 -----------
                                                                                  11,356,506      3.12%
                                                                                 -----------
Financial Insurance        100,000   AMBAC Inc.                                    4,787,500
                           244,100   Enhance Financial Services Corp.              5,919,425
                           512,800   Financial Security Assurance Holdings Ltd.   12,627,700
                           120,000   MBIA Inc.                                     8,850,000
                                                                                 -----------
                                                                                  32,184,625      8.83%
                                                                                 -----------
Food Purveyors              60,000   Sbarro, Inc.                                  1,335,000
                           100,000   Weis Markets, Inc.                            2,887,500
                                                                                 -----------
                                                                                   4,222,500      1.16%
                                                                                 -----------
Forest Products             54,400   St. Joe Paper Co.                             3,032,800      0.83%
                                                                                 -----------

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                                       14
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
                                     [LOGO]

                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                            SHARES                                                                   % OF
                          OR UNITS   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS AND LIMITED PARTNERSHIP UNITS (CONTINUED)
General Manufacturing      125,000   Cummins Engine Co., Inc.                    $ 4,828,125
                            50,000   H.B. Fuller Co.                               1,812,500
                                                                                 -----------
                                                                                   6,640,625      1.82%
                                                                                 -----------
Holding Companies           50,000   Aristotle Corp. (b)                             212,500
                            21,400   White River Corp. (b)                           781,100
                                                                                 -----------
                                                                                     993,600      0.27%
                                                                                 -----------
Insurance Holding          100,000   ACMAT Corp. Class A (b)                       1,275,000
Companies                  803,669   Danielson Holding Corp. (a) (b) (c)           5,525,224
                            50,000   Fund American Enterprises
                                     Holdings, Inc. (b)                            3,850,000
                             5,490   Sen-Tech Int'l Holdings, Inc. (b) (c)         1,749,718
                           120,000   United Coasts Corp. (b)                         915,000
                                                                                 -----------
                                                                                  13,314,942      3.65%
                                                                                 -----------
Life Insurance             138,000   ReliaStar Financial Corp.                     6,503,250
                           107,600   Security-Connecticut Corp.                    2,690,000
                                                                                 -----------
                                                                                   9,193,250      2.52%
                                                                                 -----------
Manufactured Housing        89,000   Liberty Homes, Inc. Class A                   1,001,250
                            40,000   Liberty Homes,  Inc. Class B                    450,000
                             8,640   Palm Harbor Homes, Inc. (b)                     180,900
                                                                                 -----------
                                                                                   1,632,150      0.45%
                                                                                 -----------
Medical Supplies            81,400   Acuson Corp. (b)                              1,210,825
and Services               187,300   Datascope Corp. (b)                           4,635,675
                           288,438   Progressions Health Systems, Inc. (b)           270,411
                            90,750   St. Jude Medical, Inc. (b)                    4,004,344
                                                                                 -----------
                                                                                  10,121,255      2.78%
                                                                                 -----------
Membership Sports &        107,172   USTrails, Inc. (b)                              100,474      0.03%
                                                                                 -----------
Recreation Clubs
Mortgage Insurance          76,400   CMAC Investment Corp.                         4,393,000      1.21%
                                                                                 -----------
Motor Vehicles & Cars'      50,000   Ford Motor Co.                                1,481,250      0.41%
Bodies                                                                           -----------

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                                       15
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
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                           [LOGO]


                         THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                            SHARES                                                                   % OF
                          OR UNITS   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS AND LIMITED PARTNERSHIP UNITS (CONTINUED)
Real Estate                 31,000   Consolidated -Tomoka Land Co.               $   530,875
                           117,600   Forest City Enterprises, Inc. Class A         3,910,200
                             2,500   Forest City Enterprises, Inc. Class B            82,500
                            10,000   Royal Palm Beach Colony,
                                     Limited Partnership Units (b)                     8,125
                                                                                 -----------
                                                                                   4,531,700      1.24%
                                                                                 -----------
Real Estate                480,336   Koger Equity, Inc. (b)                        5,764,032
Investment Trusts          105,000   Mellon Participating Mortgage Trust Co.         249,375
                             5,100   Public Storage Properties XV, Inc.               88,612
                            16,300   Public Storage Properties XVI, Inc.             258,762
                             5,200   Public Storage Properties XVII, Inc.             85,800
                            15,000   Public Storage Properties  XVIII, Inc.          262,500
                                                                                 -----------
                                                                                   6,709,081      1.84%
                                                                                 -----------
Reinsurance Companies       85,917   LaSalle Re Limited (c)                        2,008,310      0.55%
                                                                                 -----------
                                                                                 -----------
Retail                     189,100   Charming Shoppes, Inc. (b)                      520,025      0.14%
                                                                                 -----------
Security Brokers, Dealers  118,100   Alex. Brown Inc.                              5,757,375
& Flotation Companies       55,900   Jefferies Group, Inc.                         2,669,225
                           217,200   Legg Mason Inc.                               6,543,150
                           362,100   Piper Jaffray Companies Inc. (a)              4,978,875
                           525,000   Raymond James Financial, Inc.                11,550,000
                           154,230   Ryan, Beck & Co., Inc. (a) (c)                1,098,889
                                                                                 -----------
                                                                                  32,597,514      8.94%
                                                                                 -----------
Title Insurance            310,000   Stewart Information Services Corp. (a)        6,510,000
                           515,000   The First American Financial Corp.           13,196,875
                                                                                 -----------
                                                                                  19,706,875      5.41%
                                                                                 -----------
Venture Capital             41,000   American Physicians Service Group, Inc. (b)     276,750
                           100,000   Analogic Corp.                                1,825,000
                            44,000   Central Sprinkler Corp. (b)                   1,496,000
                            25,000   Electroglas, Inc.                               515,625

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                                       16
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

================================================================================

                                     [LOGO]

                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)

                            SHARES                                                                   % OF
                          OR UNITS   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS AND LIMITED PARTNERSHIP UNITS (CONTINUED)
Venture Capital             19,200   Emerging Markets Infrastructure
(continued)                          Fund, Inc.                                 $    220,800
                           115,000   Evans & Sutherland Computer Corp. (b)         2,702,500
                           100,000   Gish Biomedical, Inc. (a) (b)                   825,000
                            80,000   H & Q Life Sciences Investors (b)             1,330,000
                           100,000   Handex Environmental Recovery, Inc. (b)         556,250
                            77,400   Integrated Systems, Inc. (b)                  2,999,250
                           300,000   Interphase Corp. (a) (b)                      3,225,000
                           130,000   Meadowbrook Rehabilitation
                                     Group, Inc. (b)                                 130,000
                            50,000   Metricom, Inc. (b)                              637,500
                           190,000   NetFRAME Systems Inc. (b)                       973,750
                           269,600   PharmChem Laboratories, Inc. (b)              1,179,500
                           150,000   Photronics, Inc. (b)                          3,637,500
                           114,700   Sequoia Systems, Inc. (b)                       516,150
                           100,000   Telco Systems, Inc. (b)                       1,187,500
                           122,500   Tricord Systems, Inc. (b)                       359,844
                           100,000   UTILX Corp. (b)                                 187,500
                            47,000   Vertex Communications Corp. (b)                 804,875
                           131,250   Zygo Corp. (b)                                3,625,781
                                                                                ------------
                                                                                  29,212,075      8.01%
                                                                                ------------
                                     TOTAL COMMON STOCKS AND
                                     LIMITED PARTNERSHIP UNITS                   225,405,419
                                                                                ------------
                                     (Cost $157,232,348)
---------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.24%
Depository Institutions     20,000   Glendale Federal Bank Convertible,
                                     Non-Cumulative, 8 3/4%, Series E                880,000      0.24%
                                                                                ------------
                                     TOTAL PREFERRED STOCK (Cost $500,000)           880,000
                                                                                ------------

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                                     [LOGO]

                          THIRD AVENUE VALUE FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 1996
                                   (UNAUDITED)
                                 PRINCIPAL % OF

                        AMOUNT ($)   ISSUES                                            VALUE   NET ASSETS
---------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS - 15.36%
                        39,000,000   U.S. Treasury Bill 4.90%, 2/1/96           $ 39,000,000
                         8,000,000   U.S. Treasury Bill 4.84%, 2/8/96              7,992,471
                         9,000,000   U.S. Treasury Bill 4.87%, 2/15/96             8,982,955
                                                                                ------------
                                     TOTAL U.S. TREASURY BILLS                    55,975,426     15.36%
                                                                                ------------
                                     (Cost $55,975,426)

                                     TOTAL INVESTMENT PORTFOLIO - 96.81%         352,852,602
                                                                                ------------
                                     (Cost $282,008,995)

                                     CASH AND OTHER ASSETS
                                     LESS LIABILITIES - 3.19%                     11,644,095
                                                                                ------------
                                     NET ASSETS - 100.00%                       $364,496,697
                                                                                ============
                                     (Applicable to 16,531,701
                                       shares outstanding)
                                     NET ASSET VALUE PER SHARE                        $22.05
                                                                                       =====


Notes:
(a) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding common stock of these issuers.)
(b) Non-income producing securities.
(c) Restricted/fair valued securities.
(d) Interest accrued at current rate of prime + 2%.
(e) Interest accrued at current rate of prime + 4%.
(f) Inverse floaters-coupon rate moves inversely to a designated index, such as LIBOR or COFI, typically at a multiple of the changes of the relevant index rate.
*  Issuer in default.

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                                       18
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


                               BOARD OF DIRECTORS
                                 Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                   Jack Weprin
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                       Allison Cutler, Assistant Treasurer

                              Jill Kopin, Secretary

                                 TRANSFER AGENT
                            Fund/Plan Services, Inc.
                                  P.O. Box 874
                           Conshohocken, PA 19428-0874
                                 (610) 834-3500
                           (800) 443-1021 (toll-free)

                                    CUSTODIAN
                               Danielson Trust Co.
                                  525 B Street
                            San Diego, CA 92101-4492

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                     [LOGO]

                                767 Third Avenue
                               New York, NY 10017

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021